================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 25, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602
                         -------------------------------

                 MINNESOTA                                 41-1595629
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 25, 2006, at the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of ATS Medical, Inc. (the "Company"), the Company's shareholders approved an amendment to the ATS Medical 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"), increasing the number of shares of the Company's common stock available under the Stock Purchase Plan by 500,000 shares. Under the Stock Purchase Plan, employees of the Company and its designated subsidiaries can purchase shares of the Company's common stock at a discount at the end of any purchase period. No other amendments to the Stock Purchase Plan were approved by the Company's shareholders at the Annual Meeting.

At the Annual Meeting, the Company's shareholders also approved an amendment to the ATS Medical, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan authorizes the grant of stock options and several other types of stock-based awards. The Stock Incentive Plan provided for automatic grants to the Company's non-employee directors of non-qualified stock options to purchase (1) 5,000 shares of the Company's common stock upon such person's initial election to the Company's Board of Directors and (2) 2,500 shares of the Company's common stock upon such person's re-election to the Company's Board of Directors. At the Annual Meeting, the shareholders approved an amendment to the Stock Incentive Plan providing that, in lieu of the automatic non-qualified stock option grants described above, automatic grants of restricted stock units will be made to the Company's non-employee directors. The amendment provides that each non-employee director will be granted (1) 3,000 restricted stock units upon initial election to the Company's Board of Directors (the "Initial Grant") and (2) a number of restricted stock units equal to $45,000 divided by the closing price of the Company's common stock on the Nasdaq Global Market on the date of grant, upon each re-election as a director at the Company's annual shareholder meeting (the "Annual Grant"). In the event that a non-employee director's initial election occurs at the Company's annual shareholder meeting, such non-employee director will receive both an Initial Grant and an Annual Grant at that time. No other amendments to the Stock Incentive Plan were approved by the Company's shareholders at the Annual Meeting.

The above descriptions of the amendments to the Stock Purchase Plan and the Stock Incentive Plan are qualified in their entirety by reference to the full text of such plans, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference herein. The attached copy of the Stock Purchase Plan indicates that 1,000,000 shares of the Company's common stock are available for purchase under the Stock Purchase Plan. Such number reflects the 300,000 share increase approved by shareholders in 2003. Such additional shares were inadvertently excluded from the copy of the Stock Purchase Plan attached to the Company's Prospectus and Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on Amendment No. 2 to a Form S-4 Registration Statement on August 10, 2006.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As previously disclosed, on January 23, 2006, the Company entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June 13, 2006 and as further amended by Amendment No. 2 to Agreement and Plan of Merger, dated as of August 10, 2006 (as amended, the "Merger Agreement"), with Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. ("3F") and Boyd D. Cox, as stockholder representative (the "Stockholder Representative"). Pursuant to the Merger Agreement, Seabiscuit Acquisition Corp. will merge with and into 3F, and 3F will become a wholly owned subsidiary of the Company (the "Merger"). The Company's shareholders approved the issuance of the Company's common stock in the Merger at the Annual Meeting on September 25, 2006.

Section 5.18 of the Merger Agreement provides that promptly upon the consummation of the Merger, the Stockholder Representative will be entitled to designate a person to serve as a member of the Company's Board of Directors until the Company's next annual meeting of shareholders. The Stockholder Representative has selected Theodore C. Skokos as its designee to the Company's Board of Directors.

In accordance with the Merger Agreement, on September 25, 2006, the Company approved an increase in the size of its Board of Directors from four to five members, effective as of and contingent upon the effectiveness of the Merger. In addition, the Company appointed and elected Theodore C. Skokos as a member of the Company's Board of Directors, effective as of and contingent upon the effectiveness of the Merger. The Merger is anticipated to close by September 30, 2006.

Mr. Skokos, 58, is the chairman of the board and a stockholder of 3F. He also is the president of 3F Management, Inc., which serves as the general partner of 3F Partners Limited Partnership, the president of 3F Management II, LLC, which serves as the general partner of 3F Partners Limited Partnership II, and the president and a stockholder of Cardiac Concepts, Inc., a medical device company. Each of 3F Partners Limited Partnership, 3F Partners Limited Partnership II and Cardiac Concepts is a stockholder of 3F. Mr. Skokos was a practicing attorney from 1973 through 1994. Since his retirement, he has been involved in various business enterprises, including founding and serving as an officer of three entities involved in the cellular telephone business. Additionally, from 1999 to 2001, he served as chairman and president of The Flight Department, Inc., located in Aspen, Colorado, a privately held aircraft management and air charter company.

Other than in connection with Section 5.18 of the Merger Agreement described above, there are no arrangements or understandings between Mr. Skokos and any other persons pursuant to which Mr. Skokos was selected as a director. Other than his interest in the Merger as chairman of the board and a stockholder of 3F, Mr. Skokos does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party in which the amount involved exceeds $60,000, nor has Mr. Skokos had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year. Mr. Skokos has not been appointed to serve on any of the Company's Board committees.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      10.1 ATS Medical, Inc. 1998 Employee Stock Purchase Plan, as amended through September 25, 2006.

      10.2 ATS Medical, Inc. 2000 Stock Incentive Plan, as amended through September 25, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ATS MEDICAL, INC.

                                By:  /s/ Michael D. Dale
                                     -------------------------------
                                     Michael D. Dale
                                     Chief Executive Officer

Date: September 28, 2006

                                  EXHIBIT INDEX

10.1 ATS Medical, Inc. 1998 Employee Stock Purchase Plan, as amended through September 25, 2006.

10.2 ATS Medical, Inc. 2000 Stock Incentive Plan, as amended through September 25, 2006.